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                             CHARMING SHOPPES, INC.
                      1993 EMPLOYEES' STOCK INCENTIVE PLAN

1.     PURPOSE

       The purpose of this 1993 Employees' Stock Incentive Plan is to assist Charming Shoppes, Inc. (the "Company") and its Subsidiaries and Affiliates in attracting, retaining, and rewarding employees, enabling such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's shareholders, and providing to such employees an increased incentive to expend their maximum efforts for the success of the Company's business.

2.     DEFINITIONS

       For purposes of the Plan, the following terms shall be defined as set forth below:

       (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

       (b) "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

       (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

       (d) "Beneficiary" shall mean any person or trust which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then any person or trust entitled by will or the laws of descent and distribution to receive such benefits.

       (e)    "Board" means the Board of Directors of the Company.

       (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

       (g) "Committee" means the Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall at all times consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

       (h) "Company" means Charming Shoppes, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania, or any successor corporation.

       (i)    "Deferred Stock" means a right, granted to a Participant under
Section 6(e), to receive Stock at the end of a specified deferral period.

       (j) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

       (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.





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       (l)    "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall mean the closing sale price of Stock reported on the NASDAQ National Market System (or, if Stock is then principally traded on a national securities exchange, in the table reporting "composite transactions" for such exchange) in the Wall Street Journal for such date, or, if no shares of Stock were traded on that date, on the next preceding day on which there was such a trade.

       (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

       (n) "Limited SAR" means a SAR exercisable only for cash upon a change in control or other event, as specified by the Committee.

       (o) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock, other Awards, or other property at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not intended to be an ISO).

       (p) "Other Stock-Based Award" means a right, granted to a Participant under Section 6(h), that relates to or is valued by reference to Stock, other Awards relating to Stock, or other property.

       (q) "Participant" means a person who, as an employee of the Company, a Subsidiary, or an Affiliate, has been granted an Award under the Plan.

       (r)    "Plan" means this 1993 Employees' Stock Incentive Plan.

       (s) "Restricted Stock" means an award of shares of Stock to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

       (t) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

       (u) "Stock" means the Common Capital Stock, without par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

       (v) "SAR" or "Stock Appreciation Right" means the right, granted to a Participant under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or other Awards as specified in the Award or determined by the Committee.

       (w) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.     ADMINISTRATION

       (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

              (i)   to select Participants to whom Awards may be granted;

              (ii)  to designate Affiliates;





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              (iii) to determine the type or types of Awards to be granted to each Participant, and denominate such Award (for example, Deferred Stock or Other Stock-Based Awards subject to performance conditions may be denominated "performance shares" or "performance units" if deemed appropriate by the Committee);

              (iv) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

              (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

              (vi) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

              (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

              (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

              (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

              (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

       (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Articles of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

       (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.





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4.     STOCK SUBJECT TO PLAN

       (a) Subject to adjustment as hereinafter provided, the total number of shares of Stock reserved and available for issuance in connection with Awards under the Plan shall be 9,000,000, plus

              (i) 9.0% of the number of shares issued after the effective date of the Plan (other than any issuance in connection with Awards under the Plan or any other compensatory plan of the Company not qualifying as a broad-based plan under Rule 16b- 3(b)(3)(ii)) if and to the extent that, following such issuance, the number of outstanding shares exceeds 102,512,511 shares (except any shares added as a result of this clause (i) shall not be available for grants of ISOs or SARs in tandem with ISOs), and

              (ii) the number of shares that have been authorized and reserved for awards under the Company's 1990 Employees' Stock Incentive Plan (the "1990 Plan") but which have not been and will not be issued under the 1990 Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares to which other then-outstanding Awards relate, exceeds the number of shares reserved under the preceding sentence. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates without a distribution of shares to the Participant, any shares counted against the number of shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award; and provided further, that, if any such shares could not again be available for Awards to a Participant who is subject to Section 16 of the Exchange Act under applicable share counting requirements of Rule 16b-3, such shares shall be available exclusively for Awards to Participants who are not subject to Section 16.

       (b) Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

       (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to ISOs, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

5.     ELIGIBILITY

       Employees of the Company and its Subsidiaries and Affiliates, including any director or officer who is also such an employee, are eligible to be granted Awards under the Plan. The foregoing notwithstanding, directors of the Company who are not employees and members of the Committee shall not be eligible to be granted Awards under the Plan.





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6.     SPECIFIC TERMS OF AWARDS

       (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition it may have previously imposed. Except as provided in Sections 6(f), 6(h), 7(a), or 7(b), only services may be required as consideration for the grant (but not the exercise) of any Award.

       (b) Options. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

              (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, in the case of an ISO granted at any time (unless otherwise permitted under Section 7(a)), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

              (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards issued under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

              (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.
       Unless then permitted under Section 422(b) of the Code, no ISO shall be granted to an employee of an Affiliate. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code.

       (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

              (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise, or the Fair Market Value determined by reference to amounts paid or payable in connection with a change in control of the Company, as specified by the Committee), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

              (ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a change in control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.





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       (d)    Restricted Stock.  The Committee is authorized to grant
Restricted Stock to Participants on the following terms and conditions:

              (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

              (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

              (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

       (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

              (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.





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       (f)    Bonus Stock and Awards in Lieu of Cash Obligations.  The
Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

       (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles as the Committee may specify.

       (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this
Section 6(h).

7.     CERTAIN PROVISIONS APPLICABLE TO AWARDS

       (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

              (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a share of Stock at the date such substitute Award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

              (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

       (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

       (c) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or any SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).





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       (d)    Form of Payment Under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

       (e)    Rule 16b-3 Compliance.

              (i) Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued pursuant to the exercise of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii) at least six months shall elapse from the date of acquisition of a derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or disposition of any underlying equity security issued pursuant to the exercise or conversion of such derivative security.

              (ii) Nontransferability. Awards which constitute derivative securities (including any Option, SAR, Limited SAR, or similar right), and any right that comes within the general definition of "derivative security" of Rule 16a-1(c) under the Exchange Act, shall not be transferable by a Participant who is subject to Section 16 of the Exchange Act except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8(b)), and shall be exercisable during the lifetime of such a Participant only by such Participant or his guardian or legal representative.

              (iii) Other Rule 16b-3 Compliance Provisions. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock shall be not less than 50% of the Fair Market Value of Stock at the date of grant of the later Award, if such pricing limitation is required in order to comply with Rule 16b-3 at the time of grant of such Award.

       (f) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

       (g) 1990 Plan. Upon effectiveness of the Plan, no further grants of options or other awards will be made under the 1990 Plan, provided, however, that the authority to grant further options and awards under the 1990 Plan shall be reinstated if shareholders do not approve the Plan in accordance with
Section 8(k).





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
8.     GENERAL PROVISIONS

       (a) Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

       (b) Limits on Encumbering Awards; Beneficiaries. In addition to the restrictions on transferability set forth in Section 7(e)(ii), no right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any party other than the Company or a Subsidiary or Affiliate. Unless otherwise determined by the Committee (subject to the requirements of Section 7(e)(ii)), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company under the terms of the Plan; provided, however, that a Participant may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A Beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

       (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

       (d) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

       (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award. The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion, at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances.

       (f) No Rights to Awards; No Shareholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

       (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to issue Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If and to the extent authorized by the Committee, the Company may deposit into such a trust Stock for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Stock or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Stock and other payments under this Agreement a right to receive the assets of the trust (to the extent that the deposited or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

       (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

       (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

       (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Pennsylvania Business Corporation Law, to the extent applicable, other laws (including those governing contracts) of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws, and applicable federal law.

       (k) Effective Date; Plan Termination. The Plan shall become effective as of April 1, 1993; provided, however, that, within one year after such date, the Plan shall have been approved by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote at a meeting of Company shareholders duly held in accordance with the Pennsylvania Business Corporation Law, or any adjournment thereof, or by the written consent of the holders of a majority of voting securities entitled to vote, in accordance with applicable provisions of the Pennsylvania Business Corporation Law. Any Awards granted under the Plan prior to such approval of shareholders shall be effective when granted (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled, no restrictions relating to any Award may lapse, no Stock (other than Restricted Stock) may be issued prior to such shareholder approval, and, if shareholders fail to approve the Plan as specified hereunder, any previously granted Award shall be forfeited and cancelled, and Participants shall repay to the Company any payments received pursuant to Dividend Equivalents or dividend payments on Restricted Stock. The Plan shall terminate at such time as no Stock remains available for issuance pursuant to Section 4 and the Company has no further obligations with respect to any Award granted under the Plan.

Adopted by the Board of Directors:   April 1, 1993





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